SECURITIES AND EXCHANGE COMMISSION
"Washington, D.C.  20549"

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      			01/25/00


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

"(as depositor under the Sale and Servicing Agreement, dated as of"
"April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1," "Home Loan Asset Backed Notes, Series 1999-1)"


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-61785         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
"New York, New York                                       10285   "		10019
(Address of Principal Executive Offices)                        (Zip Code)



"Registrant's telephone number, including area code:      (212) 713-2000"

Item 5. Other Events
 "On behalf of Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset"
	"Backed Notes, Series 1999-1, a Trust created pursuant to the Sale"
	"and Servicing Agreement, dated April 1, 1999, by U.S. Bank"
	"National Association d.b.a. First Bank National Association, as" "Indenture Trustee for the Trust, the Indenture Trustee has caused to be " "filed with the Commission, the monthly report dated"
	01/25/00	.
	The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

	A.     Monthly Report Information
	       See Exhibit No.1
	B.     Have and deficiencies occurred?  NO.
		Date:
		Amount:

	C.     Item 1: Legal Proceedings:  NONE

	D.     Item 2: Changes in Securities:   NONE

	E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

	"F.     Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5"
	       if applicable:  NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

	Exhibit No.   1

	   1.     Monthly Distribution Report

	EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		0


		DISTRIBUTION STATEMENT
Distribution Date:		01/25/00



	Beginning				Ending
	Certificate	Principal	Interest	Total	Certificate
Class	Balance	Distribution	Distribution	Distribution	Balance

A-1	35552986.04	3117427.19	191350.37	3308777.56	32435558.85
A-2	35032000	0	183626.07	183626.07	35032000
A-3	29161000	0	156497.37	156497.37	29161000
A-4	30168000	0	171454.8	171454.8	30168000
A-5	15890000	0	97723.5	97723.5	15890000
M-1	28125000	0	188203.13	188203.13	28125000
M-2	16250000	0	121875	121875	16250000
B-1	19375000	0	145312.5	145312.5	19375000
B-2	16250000	0	121875	121875	16250000
Total	225803986	3117427.19	1377917.74	4495344.93	222686558.9


	Payment of Loss	Interest	Allocable
 Reimbursement Carry Forward	Reimbursement	Carry Forward	Loss
Class	Deficiency	Amount	Amount

A-1	NA	0	NA
A-2	NA	0	NA
A-3	NA	0	NA
A-4	NA	0	NA
A-5	NA	0	NA
M-1	0	0	0
M-2	0	0	0
B-1	0	0	0
B-2	0	0	0


	"      AMOUNTS PER $1,000 UNIT"			Ending	Current
	Principal	Interest	Total	Certificate	Pass Through
Class	Distribution  Distribution		Distribution 	Balance	Interest Rate

A-1	52.17538687	3.202570252	55.37795712	542.863627	0.0668125
A-2	0	5.241666762	5.241666762	1000	0.0629
A-3	0	5.366666781	5.366666781	1000	0.0644
A-4	0	5.683333333	5.683333333	1000	0.0682
A-5	0	6.15	6.15	1000	0.0738
M-1	0	6.691666844	6.691666844	1000	0.0803
M-2	0	7.5	7.5	1000	0.09
B-1	0	7.5	7.5	1000	0.09
B-2	0	7.5	7.5	1000	0.09

	             EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		SERIES 1999-1


		Distribution Date:		01/25/00

			Payment Statement
		"Sale and Servicing Agreement Dated February 1, 1998"

i)   Available Collection Amount  					4775499.51
      Available Payment Amount					4495344.93

ii)  Beginning and Ending Class Principal Balances 					See page 1
      Beginning Pool Principal Balance 					See page 1
      Ending Pool Principal Balance 					231446720


iii)  Class Factors			Class A-1	Beginning	Ending
			Class A-2	0.595039014	0.542863627
			Class A-3	1	1
			Class A-4	1	1
			Class A-5	1	1
			Class M-1	1	1
			Class M-2	1	1
			Class B-1	1	1
			Class B-2	1	1




iv)  Interest from Mortgagors / Master Servicer					2606925.67
      Interest from Purchased Loans					0
      Interest from Liquidated Mortgage Loans					427.32



      Principal Collections (Regular Installments)					340321.34
      Principal Collections (Curtailments and Paid in Fulls)					1799035.66
      Substitution Adjustment					0
      Principal from Liquidated Mortgage Loans					73.66
      Principal from Purchased Loans					0
					2139430.66


Total Payments					4746783.65

plus: Amts remaining upon termination of Pre Funded Account					0
"plus: Int. Income on Collection, Certificate, & Note Dist. Accts"					28715.86
less:  Trust Fees and Expenses					280154.58
Available Distribution Amount					4495344.93

v)  Optimal Principal Balances:
          Senior 					0
          Class M-1					0
          Class M-2					0
          Class B-1					0

vi) Overcollateralization Deficiency Amount (before distributions) 3745122.175
       Amounts distributed to the Residual Interest					0




vii)  Master Servicer Fee					36228.52
       Indenture Trustee Fee					93060.87
       Owner Trustee Fee					148988.88
          Empire Subservicer Fee					1542.98
	Servicer Fee				333.33
	Non recoverable advances				0

viii)  Overcollateralization Amount					5982894.18
         Overcollateralization Target Amount					8750019.825
         Net Loan Losses					0
         Cumulative Net Loan Losses					92156.76
         Allocable Loss Amount					0
         Excess Spread					977996.53
				Beginning	Ending
ix)  Weighted Average Maturity of the Home Loans				227	226
weighted avg. Home Loan Int Rate of the Home Loans				0.13447	0.1344

x)  Performance information in Servicer's Monthly Remittance Report
	60 Day Delinquency Amount				5292593.28
	Six-Month Rolling Delinquency Average				4063776.717
	Net Delinquency Calculation Amount				3918060.298

xiii)			              Current
				Aggregate
Combination Loans			Number	Prin Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0

			                    Cumulative
				Aggregate
Combination Loans			Number	Principal Balance
A)Defaulted Home Loans			7	194512.41
B)Liquidated Home Loans			7	194512.41
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



			                Current
				Aggregate
Debt Consolidation Loans			Number	Prin Balance
A)Defaulted Home Loans			19	637909.99
B)Liquidated Home Loans			19	637909.99
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0
			                    Cumulative
				Aggregate
Debt Consolidation Loans			Number	Principal Balance
A)Defaulted Home Loans			72	2203087.66
B)Liquidated Home Loans			72	2203087.66
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



xiv)  Delinquency And Foreclosure Information:
			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		146	4353505.51	0.019038422
	60-89 Days Delinquent		41	1326372.78	0.005800393
	90-179 Days Delinquent		69	2132089.64	0.009323894
     180 or more Days Delinquent			0	0	0
   Loans in foreclosure proceedings			0	0	0
	Foreclosed Properties		0	0	0


       Loans in bankruptcy proceedings			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		18	636924.68	0.002785351
	60-89 Days Delinquent		14	449540.18	0.001965895
	90-179 Days Delinquent		40	1384590.68	0.006054988
      180 or more Days Delinquent			0	0	0
	Aggregate		72	2471055.54

				Current
			Original	Period
	Class A-1 Note Interest Rate		0.05112	0.0668125
	One-Month LIBOR		0.04912	0.0648125




	SIGNATURES
"        Pursuant to the requirements of the Securities Exchange Act of 1934, "
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/s/	Eve Kaplan
Name:           	Eve Kaplan
Title:             Vice President
U.S. Bank Trust National Association


Dated:  	> 1/31/00